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BlackRock Index Funds, Inc. (the "Registrant"): iShares MSCI EAFE International
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Index Fund and iShares Russell 2000 Small Cap Index Fund (each, a "Fund")
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77Q1(a):

Copies of any material amendments to the Registrant's charter or by-laws

Attached please find as an exhibit to Sub-Item 77Q1(a) of Form N-SAR, a copy of the Registrant's Articles of Amendment to the Charter of the Corporation, with respect to each of the Funds filed, with the State of Maryland.

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                                                                EXHIBIT 77Q1(A)

                    BLACKROCK LARGE CAP SERIES FUNDS, INC.

                             ARTICLES OF AMENDMENT

   BLACKROCK INDEX FUNDS, INC., a Maryland corporation (the "Corporation"), hereby certify to the State Department of Assessments and Taxation of the State of Maryland that:

   FIRST:  Pursuant to Section 2-605 of the Maryland General Corporation Law
   -----
(the "MGCL"), the charter of the Corporation (the "Charter") is hereby amended by renaming each series of the Corporation as set forth below:

 CURRENT NAME OF SERIES                          NEW NAME OF SERIES
 -------------------------------------  -------------------------------------
 BlackRock Small Cap Index Fund         iShares Russell 2000 Small-Cap Index
                                        Fund
 BlackRock International Index Fund     iShares MSCI EAFE International Index
                                        Fund

   SECOND:  The amendment to the Charter that is effected by these Articles of
   ------
Amendment has been approved by a majority of the entire board of directors of the Corporation and is limited to a change expressly authorized by
Section 2-605(a)(2) of the MGCL to be made without action by the stockholders of the Corporation.

   THIRD:  The authorized stock of the Corporation has not been increased by
   -----
these Articles of Amendment.

   FOURTH:  As amended hereby, the Charter shall remain in full force and
   ------
effect.

                 [Remainder of Page Intentionally Left Blank]

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   IN WITNESS WHEREOF, BLACKROCK INDEX FUNDS, INC. has caused these Articles of
Amendment to be signed in its name and on its behalf by the person named below who acknowledges that these Articles of Amendment are the act of the
Corporation and that, as to all matters and facts required to be verified under oath and to the best of his knowledge, information and belief under the penalties for perjury, the matters and facts set forth herein are true in all material respects, as of this 19th day of June 2017.
                              ----        ----

ATTEST:                                   BLACKROCK INDEX FUNDS, INC.

/s/ Benjamin Archibald                By  /s/ John M. Perlowski
------------------------------------      -----------------------------------
Benjamin Archibald                        John M. Perlowski
Secretary                                 President and Chief Executive
                                          Officer

                                       2

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   IN WITNESS WHEREOF, BLACKROCK INDEX FUNDS, INC. has caused these Articles of
Amendment to be signed in its name and on its behalf by the person named below who acknowledges that these Articles of Amendment are the act of the
Corporation and that, as to all matters and facts required to be verified under oath and to the best of his knowledge, information and belief under the penalties for perjury, the matters and facts set forth herein are true in all material respects, as of this 19th day of June 2017.
                              ----        ----

ATTEST:                                   BLACKROCK INDEX FUNDS, INC.

/s/ Benjamin Archibald                By  /s/ John M. Perlowski
------------------------------------      -----------------------------------
Benjamin Archibald                        John M. Perlowski
Secretary                                 President and Chief Executive
                                          Officer

                                       3